                                 UNITED STATES

           SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Earliest Event Reported: November 3, 2009

                            Calibert Exploration, Ltd.

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             (Exact name of registrant as specified in its charter)

             Nevada                  000-53346

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(State or other jurisdiction    (Commission File        (IRS Employer

  of incorporation)                  Number)             Identification

        3246 D’Herelle Street Montreal Quebec, Canada, H1Z 2B

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               (Address of Principal Executive Offices) (Zip Code)

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               Registrant's telephone number, including area code

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                         (Former name or former address,

                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers and Directors

On November 3, 2009 Mr. Andre Benard resigned as Secretary and Treasurer and a Director of the Company.

On November 3, 2009 John Kenney Berscht resigned as President and will remain on the board of directors in the capacity of Secretary, Treasurer and a Director.

Appointment of Officer and Director

David Saltrelli, President and Director

On November 3, 2009, Mr. David Saltrelli was appointed to the board in the capacity of President and a Director of the Company.

David Saltrelli holds a MBA from the Simon School of Business at the University of Rochester where he majored in Finance & Economics.  Mr Saltrelli has served with the Investment Firms of Merrill Lynch and Prudential Bache.

Mr. Saltrelli later became a developer/marketer of Fractional Condominium Ownership as President of Pantra Investments.

He went on to build direct marketing companies that provided marketing services for many companies including direct mail programs and premium/incentive programs.

Most recently, Mr. Saltrelli has further developed marketing capabilities and now specializes in high volume/ electronic mass marketing strategies including web based delivery of electronic premiums, incentives, benefits, and electronic coupons to mass markets such as large affiliate groups, churches using fundraisers, and large organizations needing cost effective benefits.

Mr. Saltrelli has over 30 years of direct marketing experience

Item 8 01. Other Events

On November 3, 2009 the Board of Directors of the registrant passed unanimously a resolution authorizing a forward split of the issued and outstanding common shares on a six to one (12 – 1) basis bringing the total common shares issued and outstanding to 61,920,000 A copy of the minutes of the meeting is including in this document as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

99.1 Share split

99.2 Appointment of Directors

99.3 Appointment of Officers.

99.4 Resignation of Officers and Directors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Calibert Explorations, Ltd.

                                            /s/ David Saltrelli

                                            ____________________

                                            David Saltrelli, President

                                        Date: November 4, 2009